UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
Preferred Stock Purchase Rights	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2020, Fluor Corporation (the “Company”) entered into the Second Amendment to Rights Agreement (the “Second Amendment”) by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”) that amends the Rights Agreement, dated as of March 25, 2020, as amended by the First Amendment to Rights Agreement dated July 29, 2020 (the “Rights Agreement”) by and between the Company and the Rights Agent. All capitalized terms used herein and not otherwise defined herein shall have the meaning(s) ascribed to them in the Rights Agreement.

The Second Amendment changes the final expiration date from 5:00 P.M., New York City time, on December 31, 2020 to 5:00 P.M., New York City time, on March 24, 2021. As a result of the Second Amendment, the Rights (as defined in the Rights Agreement) will expire at 5:00 P.M., New York City time, on March 24, 2021, unless the Rights are earlier redeemed, exchanged or terminated.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, attached hereto as Exhibit 4.3 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

See the description set out under “Item 1.01—Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
4.3	Second Amendment to Rights Agreement dated as of December 22, 2020, by and between the Company and Computershare Trust Company, N.A., as rights agent.
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2020	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary